UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                    ____________________________________

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                               October 5, 2001
                      (Date of Earliest Event Reported)

                           PENNICHUCK CORPORATION
           (Exact name of registrant as specified in its charter)

       NEW HAMPSHIRE                0-18552                02-0177370
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)       Identification Number)

               Four Water Street, Nashua, New Hampshire 03060
        (Address of principal executive offices, including Zip Code)

                               (603) 882-5191
            (Registrant's telephone number, including area code)


Item 5 - Other Events.
---------------------

      On October 5, 2001, the Board of Directors of Pennichuck Corporation (the "Company") approved a four-for-three stock split on its common shares to be effected in the form of a stock dividend. The additional common shares to be issued will be distributed on December 3, 2001 to shareholders of record on November 19, 2001.

      A copy of the Company's press release dated October 10, 2001 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7 - Financial Statements and Exhibits.
------------------------------------------

      (c)  The following exhibit is submitted herewith:

99.1  Press Release - "Pennichuck Announces Stock Split," dated
      October 10, 2001


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Pennichuck Corporation
                                       ----------------------
                                       Registrant


Dated: October 11, 2001                /s/ Charles J. Staab
                                       ----------------------
                                       Charles J. Staab, Vice President,
                                       Treasurer and Chief Financial Officer


                              LIST OF EXHIBITS
                              ----------------

Exhibit No.    Description
----------     -----------

99.1           Press Release - "Pennichuck Announces Stock Split," dated
               October 10, 2001